UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PUSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

July 28, 2009

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	Commission file number	N/A
(State or Other Jurisdiction of Incorporation)	1-14706	(I.R.S Employer Identification No.)

c/o Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman, KY1-9002

Cayman Islands

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On July 28, 2009, Fresh Del Monte Produce Inc. (the “Company”) announced its financial results for the quarter and six months ended June 26, 2009. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Fresh Del Monte Produce Announces Strong Second Quarter 2009 Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: July 28, 2009	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President &
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Fresh Del Monte Produce Announces Strong Second Quarter 2009 Financial Results.